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           SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549
                     ------------


                       FORM 8-K
                    CURRENT REPORT


           Pursuant to Section 13 or 15(d) of
           the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 16, 1998


     Harman International Industries, Incorporated
---------------------------------------------------------------
 (Exact name of registrant as specified in its charter)


                      Delaware
---------------------------------------------------------------
    (State or other jurisdiction of incorporation)


        1-9764                           11-2534306
------------------------      ---------------------------------
(Commission File Number)      (IRS Employer Identification No.)


1101 Pennsylvania Avenue, N.W., Ste. 1010, Washington, D.C.  20004
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (202) 393-1101

                   Not Applicable
-------------------------------------------------------------
(Former name or former address, if changed since last report)





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Item 5.  Other Events

     On June 16, 1998, Harman International Industries, Incorporated ("Harman") issued a press release announcing its outlook for the fourth quarter of fiscal 1998 and for fiscal 1999. The Company also announced that its Board of Directors had approved a stock repurchase program of up to 1.5 million shares in the next twelve months. The press release is filed as part of this Current Report on Form 8-K.


Item 7c.  Exhibits

Exhibit	        Description

20.1 Press release announcing outlook for the fourth quarter of fiscal 1998 and for fiscal 1999, and announcing Board of Directors' approval of stock repurchase program.










Note: Except for historical information contained herein, the matters discussed are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those suggested in the forward-looking statements, including but not limited to the effect of economic conditions, product demand, competitive products and other risks detailed in the Company's other Securities and Exchange Commission filings.











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                                              Signatures
                                               ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HARMAN INTERNATIONAL
                                              INDUSTRIES, INCORPORATED


                                          By:  /s/ Frank Meredith
                                               _______________________
                                                Frank Meredith
                                                Vice President of Finance and
                                                Administration and Chief
                                                 Financial Officer




Date:  June 16, 1998























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                             EXHIBIT INDEX
                          --------------------


Exhibit No.             Description                     Page
-----------             -----------                     ----

  20.1                  Press Release                    5-6



































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